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                                                                   EXHIBIT 10.34


[LOGO] Merrill Lynch                                         TERM LOAN AGREEMENT

TERM LOAN AGREEMENT dated as of December 23, 2002, between APPLIED MOLECULAR EVOLUTION, INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 3520 Dunhill St., San Diego, CA 92121 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, Chicago, IL 60601 ("MLBFS").

In consideration of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

                             ARTICLE I. DEFINITIONS

1.1 SPECIFIC TERMS. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

"Bankruptcy Event" shall mean any of the following: (i) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, liquidation, winding up or receivership law or statute shall be commenced, filed or consented to by any Credit Party; or (ii) any such proceeding shall be filed against any Credit Party and shall not be dismissed or withdrawn within sixty
(60) days after filing; or (iii) any Credit Party shall make a general assignment for the benefit of creditors; or (iv) any Credit Party shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (v) any Credit Party shall be adjudicated a bankrupt or insolvent; or (vi) any Credit Party shall take advantage of any other law or procedure for the relief of debtors or shall take any action for the purpose of or with a view towards effecting any of the foregoing; or (vii) a receiver, trustee, custodian, fiscal agent or similar official for any Credit Party or for any substantial part of any of their respective property or assets shall be sought by such Credit Party or appointed.

"Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

"Business Guarantor" shall mean every Guarantor that is not a natural person.

"Certificate of Compliance" shall mean, as applicable, that duly executed certificate, substantially the same form as Exhibit B attached hereto to the extent such certificate shall be applicable, of the president, chief financial officer or chief executive officer of Customer, certifying as to the matters set forth in such certificate.

"Closing Date" shall mean the date upon which all conditions precedent to MLBFS' obligation to make the Loan shall have been met to the satisfaction of MLBFS.

"Commitment Expiration Date" shall mean January 15, 2003.

"Commitment Fee" shall mean a fee of $0 due to MLBFS in connection with this Loan Agreement.

"Credit Party" and "Credit Parties" shall mean, individually or collectively, the Customer, all Guarantors, and all Pledgors.

"Default" shall mean either an "Event of Default" as defined in Section 3.4 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

"Default Rate" shall mean an annual interest rate equal to the lesser of: (i) two percentage points over the Interest Rate; or (ii) the highest interest rate allowed by applicable law.

"Event of Loss" shall mean the occurrence whereby any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated.

"GAAP" shall mean the generally accepted accounting principles in effect in the United States of America from time to time.

"General Funding Conditions" shall mean each of the following conditions to each loan or advance by MLBFS hereunder: (i) no Default or Event of Default shall have occurred and be continuing or would result from the making of any such loan or advance hereunder by MLBFS; (ii) there shall not have occurred and be continuing any material adverse change in the business or financial condition of any Credit Party; (iii) all representations and warranties of all of the Credit Parties herein or in any of the Loan Documents shall then be true and correct in all material respects; (iv) MLBFS shall have received this Loan Agreement and all of the other Loan Documents, duly executed and filed or recorded where applicable, all of which shall be in form and substance satisfactory to MLBFS;
(v) the Commitment Fee shall have been paid in full; (vi) MLBFS shall have received, as and to the extent applicable, copies of invoices, bills of sale, loan payoff letters and/or other evidence satisfactory to it that the proceeds of the Loan will satisfy the Loan Purpose; (vii) MLBFS shall have received evidence satisfactory to it as to the ownership of and the perfection and priority of MLBFS' liens and security interests on any collateral for the Obligations furnished pursuant to any of the Loan Documents; and (viii) any additional conditions specified in the "Term Loan Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the satisfaction of MLBFS.

"Guarantor" shall mean each Person obligated under a guaranty, endorsement or other undertaking by which such Person guarantees or assumes responsibility in any capacity for the payment or performance of any of the Obligations.
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"Loan" shall mean an eighteen (18) month term loan in an amount equal to the lesser of: (A) 100% of the amount required by Customer to satisfy or fulfill the Loan Purpose, (B) the aggregate amount which Customer shall request be advanced by MLBFS on account of the Loan Purpose, or (C) $10,000,000.00.

"Loan Agreement" shall mean this agreement as titled in the initial paragraph hereof and shall specifically include that number to be designated by MLBFS as the Customers "Loan No" in reference to this Loan Agreement, and which number and designation MLBFS shall provide to Customer upon the initial invoice generated by MLBFS. At all times thereafter, such numerical loan number shall be included and be deemed to be a part of the title of this Loan Agreement.

"Loan Documents" shall mean this Loan Agreement, any indenture, any guaranty of any of the Obligations and all other security and other instruments, assignments, certificates, certifications and agreements of any kind relating to any of the Obligations, whether obtained, authorized, authenticated, executed, sent or received concurrently with or subsequent to this Loan Agreement, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon any Collateral or any other collateral for the Obligations, including any modifications, amendments or restatements of the foregoing.

"Loan Purpose" shall mean the purpose for which the proceeds of the Loan will be used; to wit: to payoff a loan with Merrill Lynch Bank USA.

"Obligations" shall mean all liabilities, indebtedness and obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the generality of the foregoing, shall include principal, accrued interest (including without limitation interest accruing after the filing of any petition in bankruptcy), all advances made by or on behalf of MLBFS under the Loan Documents, collection and other costs and expenses incurred by or on behalf of MLBFS, whether incurred before or after judgment, and all present and future liabilities, indebtedness and obligations of Customer under the Note and this Loan Agreement.

"Person" shall mean any natural person and any corporation, partnership (general, limited or otherwise), limited liability company, trust, association, joint venture, governmental body or agency or other entity having legal status of any kind.

"Pledgor" shall mean each Person who at any time provides collateral, or otherwise now or hereinafter agrees to grant MLBFS a security interest in any assets as security for Customer's Obligations.

"UCC" shall mean the Uniform Commercial Code of Illinois as in effect in Illinois from time to time.

1.2 OTHER TERMS. Except as otherwise defined herein, all terms used in this Loan Agreement which are defined in the UCC shall have the meanings set forth in the UCC and accounting terms not defined herein shall have the meaning ascribed to them in GAAP.

1.3 UCC FILING. Customer hereby authorizes MLBFS to file a record or records (as defined or otherwise specified under the UCC), including, without limitation, financing statements, in all jurisdictions and with all filing offices as MLBFS may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to MLBFS herein. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as MLBFS may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the MLBFS herein.

                              ARTICLE II. THE LOAN

2.1 COMMITMENT. Subject to the terms and conditions hereof, MLBFS hereby agrees to make the Loan to Customer for the Loan Purpose, and Customer agrees to borrow all amounts borrowed to satisfy the Loan Purpose from MLBFS. The entire proceeds of the Loan shall be disbursed on the Closing Date either directly to the applicable third party or parties on account of the Loan Purpose or to reimburse Customer for amounts directly expended by it; all as directed by Customer in a Closing Certificate to be executed by Customer and delivered to MLBFS prior to the Closing Date.

2.2 NOTE. The Loan will be evidenced by and repayable in accordance with that certain Note made by Customer payable to the order of MLBFS and issued pursuant to this Loan Agreement (the "Note"). The Note is hereby incorporated as a part hereof as if fully set forth herein.

2.3 CONDITIONS OF MLBFS' OBLIGATION. The Closing Date and MLBFS' obligation to make the Loan on the Closing Date are subject to the prior fulfillment of each of the following conditions: (a) MLBFS shall have received a written request from Customer that the Loan be funded in accordance with the terms hereof, together with a written direction from Customer as to the method of payment and payee(s) of the proceeds of the Loan, which request and direction shall have been received by MLBFS not less than two Business Days prior to any requested funding date; (b) MLBFS shall have received a copy of invoices, bills of sale, payoff letters or other applicable evidence reasonably satisfactory to it that the proceeds of the Loan will satisfy or fulfill the Loan Purpose; (c) the Commitment Expiration Date shall not then have occurred; and (d) each of the General Funding Conditions shall then have been met or satisfied to the reasonable satisfaction of MLBFS.

2.4 USE OF LOAN PROCEEDS. The proceeds of the Loan shall be used by Customer solely for a Loan Purpose, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. CUSTOMER AGREES THAT UNDER NO CIRCUMSTANCES WILL THE PROCEEDS OF THE LOAN BE USED: (a) FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OF ANY PERSON WHATSOEVER, OR (b) TO PURCHASE, CARRY OR TRADE IN SECURITIES, OR REPAY DEBT INCURRED TO PURCHASE, CARRY OR TRADE IN SECURITIES, OR (c) UNLESS OTHERWISE CONSENTED TO IN WRITING BY MLBFS, TO PAY ANY AMOUNT TO MERRILL LYNCH AND CO., INC. OR ANY OF ITS SUBSIDIARIES, OTHER THAN MERRILL LYNCH BANK USA, MERRILL LYNCH BANK & TRUST CO. OR ANY SUBSIDIARY OF EITHER OF THEM (INCLUDING MLBFS AND MERRILL LYNCH CREDIT CORPORATION).


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2.5 COMMITMENT FEE. In consideration of the agreement by MLBFS to extend the
Loan to Customer in accordance with and subject to the terms hereof, Customer has paid or shall, on or before the Closing Date pay, the Commitment Fee to MLBFS. Customer acknowledges and agrees that the Commitment Fee has been fully earned by MLBFS, and that it will not under any circumstances be refundable.

                         ARTICLE III. GENERAL PROVISIONS

3.1 REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) ORGANIZATION AND EXISTENCE. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) EXECUTION, DELIVERY AND PERFORMANCE. Each Credit Party has the requisite power and authority to enter into and perform the Loan Documents. The Customer holds all necessary permits, licenses, certificates of occupancy and other governmental authorizations and approvals required in order to own or operate the Customers business. The execution, delivery and performance by Customer of this Loan Agreement and by each of the other Credit Parties of such of the other Loan Documents to which ills a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law, order or other governmental requirement, or any of the agreements, instruments or documents which formed or govern any of the Credit Parties, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by any of the Credit Parties under, any other agreement, instrument or document to which it is a party or is subject.

(c) NOTICES AND APPROVALS. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by any Credit Party of such of this Loan Agreement, the Note and the other Loan Documents to which it is a party.

(d) ENFORCEABILITY. The Loan Documents to which any Credit Party is a party are the respective legal, valid and binding obligations of such Credit Party, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) FINANCIAL STATEMENTS. Except as expressly set forth in Customer's or any Business Guarantor's financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject, in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor other than a Business Guarantor are true and correct in all material respects and fairly represent such Guarantors financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(f) LITIGATION; COMPLIANCE WITH ALL LAWS. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against any Credit Party, which would, if adversely determined, materially and adversely affect (i) such Credit Party's interest in the Collateral or the liens and security interests of MLBFS hereunder or under any of the Loan Documents, or (ii) the financial condition of such Credit Party or its continued operations. Each Credit Party is in compliance in all material respects with all laws, regulations, requirements and approvals applicable to such Credit Party.

(g) TAX RETURNS. All federal, state and local tax returns, reports and statements required to be filed by any Credit Party have been filed with the appropriate governmental agencies and all taxes due and payable by any Credit Party have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect (i) either the liens and security interests of MLBFS hereunder or under any of the Loan Documents, (ii) the financial condition of any Credit Party, or (iii) its continued operations).

(h) NO DEFAULT. No "Default" or "Event of Default" (each as defined in this Loan Agreement or any of the other Loan Documents) has occurred and is continuing.

(i) NO OUTSIDE BROKER. Except for employees of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or one of their affiliates, Customer has not in connection with the transactions contemplated hereby directly or indirectly engaged or dealt with, and was not introduced or referred to MLBFS by, any broker or other loan arranger.

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to make the Loan, and (ii) is continuing and shall be deemed remade by Customer on the Closing Date.

3.2 FINANCIAL AND OTHER INFORMATION

(a) Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(i) SEC REPORTS. Customer shall furnish or cause to be furnished to MLBFS not later than 10 days after the date of filing with the Securities and Exchange Commission ("SEC"), a copy of each 10-K, 10-Q and other report required to be filed with the SEC during the term hereof by Customer; and


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(ii) OTHER INFORMATION. Such other information as MLBFS may from time to time reasonably request relating to Customer or any Credit Party.

(iii) GENERAL AGREEMENTS WITH RESPECT TO FINANCIAL INFORMATION. Customer agrees that except as otherwise specified herein or otherwise agreed to in writing by
MLBFS: (i) all annual financial statements required to be furnished by Customer to MLBFS hereunder will be prepared by either the current independent accountants for Customer or other independent accountants reasonably acceptable to MLBFS, and (ii) all other financial information required to be furnished by Customer to MLBFS hereunder will be certified as correct in all material respects by the party who has prepared such information, and, in the case of internally prepared information with respect to Customer, certified as correct by its chief financial officer.

3.3 OTHER COVENANTS

Customer further agrees during the term of this Loan Agreement that:

(a) FINANCIAL RECORDS; INSPECTION. Each Credit Party (other than any Individual Guarantor) will: (i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duty authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) TAXES. Each Credit Party will pay when due all of its respective taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to file or pay will not materially and adversely affect either any liens and security interests of MLBFS under any Loan Documents, the financial condition of any Credit Party or its continued operations.

(c) COMPLIANCE WITH LAWS AND AGREEMENTS. No Credit Party will violate (i) any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority; (ii) any agreement, instrument or document which is material to its operations or to the operation or use of any Collateral, in each case as contemplated by the Loan Documents; or (iii) any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either any liens and security interests of MLBFS under any Loan Documents, the financial condition of any Credit Party, or its continued operations.

(d) NO USE OF MERRILL LYNCH NAME. No Credit Party wilt directly or indirectly publish, disclose or otherwise use in any advertising or promotional material, or press release or interview, the name, logo or any trademark of MLBFS, MLPF&S, Merrill Lynch and Co., Incorporated or any of their affiliates. Customer may, if required by regulators, disclose that it has a loan from MLBFS on its financial statements, but MLBFS must be identified by its full name.

(e) NOTIFICATION BY CUSTOMER. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any material adverse change in the business, financial condition or operations of any Credit Party; (iii) any information which indicates that any financial statements of any Credit Party fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements; (iv) any threatened or pending litigation involving any Credit Party; (v) any casualty loss, attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000 or more of any Collateral; and (vi) any change in Customers outside accountants. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(f) ENTITY ORGANIZATION. Each Credit Party which is an entity will (i) remain
(A) validly existing and in good standing in the state of its organization and
(B) qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary, and (ii) maintain all governmental permits, licenses and authorizations. Customer shall give MLBFS not less than 30 days prior written notice of any change in name (including any fictitious name) or chief executive office, place of business, or as applicable, the principal residence.

(g) MERGER, CHANGE IN BUSINESS. Except upon the prior written consent of MLBFS, Customer shall not cause or permit any Credit Party to: (i) be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any Person, or sell, transfer or lease all or any substantial part of its assets; (ii) engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; or (iii) cause or permit any other Person to assume or succeed to any material business or operations of such Credit Party.

3.4 EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) FAILURE TO PAY. Customer shall fail to pay when due any amount owing by Customer to MLBFS under the Note or this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) FAILURE TO PERFORM. Any Credit Party shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement, the Note or any of the other Loan Documents (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days (i) after written notice thereof shall have been given by MLBFS to Customer, or (ii) from Customer's receipt of any notice or knowledge of such default from any other source.

(c) BREACH OF WARRANTY. Any representation or warranty made by any Credit Party contained in this Loan Agreement, the Note or any of the other Loan Documents shall at any time prove to have been incorrect in any material respect when made.


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(d) DEFAULT UNDER OTHER ML AGREEMENT A default or event of default by any Credit
Party shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) BANKRUPTCY EVENT. Any Bankruptcy Event shall occur.

(f) MATERIAL IMPAIRMENT Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by the Credit Parties of any of their respective liabilities or obligations under this Loan Agreement, the Note or any of the other Loan Documents or such Guarantor is a party has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

(g) DEFAULT UNDER OTHER AGREEMENTS. Any event shall occur which results in any default of any material agreement involving any Credit Party or any agreement evidencing any indebtedness of any Credit Party of $100,000.00 or more.

(h) CONTESTED OBLIGATION. (i) Any of the Loan Documents shall for any reason cease to be, or are asserted by any Credit Party not to be a legal, valid and binding obligations of any Credit Party, enforceable in accordance with their terms; or (ii) the validity, perfection or priority of MLBFS' first lien and security interest on any of the Collateral is contested by any Person; or (iii) any Credit Party shall or shall attempt to repudiate, revoke, contest or dispute, in whole or in part, such Credit Party's obligations under any Loan Document.

(i) JUDGMENTS. A judgment shall be entered against any Credit Party in excess of $25,000 and the judgment is not paid in full and discharged, or stayed and bonded to the satisfaction of MLBFS.

(j) CHANGE IN CONTROL/CHANGE IN MANAGEMENT. (i) Any direct or indirect sale, conveyance, assignment or other transfer of or grant of a security interest in any ownership interest of any Credit Party which results, or if any rights related thereto were exercised would result, in any change in the identity of the individuals or entities previously in control of any Credit Party; or (ii) the owner(s) of the controlling equity interest of any Credit Party on the date hereof shall cease to own and control such Credit Party; or (iii) the Person (or a replacement who is satisfactory to MLBFS in its sole discretion) who is the chief executive officer or holds such similar position, or any senior manager of such Credit Party on the date hereof shall for any reason cease to be the chief executive officer or senior manager of the Customer.

(k) WITHDRAWAL, DEATH, ETC. The incapacity, death, withdrawal, dissolution, or the filing for dissolution of: (i) any Credit Party; or (ii) any controlling shareholder, partner, or member of any Credit Party.

3.5 REMEDIES

(a) REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) TERMINATION. MLBFS may without notice terminate its obligation to extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event all such obligations shall automatically terminate without any action on the part of MLBFS).

(ii) ACCELERATION. MLBFS may declare the principal of and interest and any premium on the Note, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest, premium and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(b) SET-OFF. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, financial assets, investment property, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as Collateral and as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

(c) REMEDIES ARE SEVERABLE AND CUMULATIVE. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Note, the other Loan Documents, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

3.6 MISCELLANEOUS

(a) NON-WAIVER. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement, the Note or any of the other Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement, the Note or any of the other Loan Documents, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement, the Note or any of the other Loan Documents and any consent to any departure by Customer from the terms of this Loan Agreement, the Note or any of the other Loan Documents shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) DISCLOSURE. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer. Customer further irrevocably authorizes MLBFS to contact, investigate, inquire and obtain consumer reports, references and other information on Customer from consumer reporting agencies and other credit reporting services, former or current creditors, and other persons and sources (including, without limitation, any Affiliate of MLBFS) and to provide to any references, consumer reporting agencies, credit reporting services, creditors and other persons and sources (including, without imitation, Affiliates of MLBFS) all financial, credit and other information obtained by MLBFS relating to the Customer.

(c) COMMUNICATIONS. Delivery of an agreement, instrument or other document may, at the discretion of MLBFS, be by electronic transmission. Except as required by law or otherwise provided herein or in a writing executed by the party to be bound, all notices demands, requests, accountings, listings, statements, advices or other communications to be given under the Loan Documents shall be in writing, and shall be served either personally, by deposit with a reputable overnight courier with charges prepaid, or by deposit in the United States mail by certified mail return receipt required. Notices may be addressed to Customer as set forth at its address shown in the preamble hereto, or to any office to which billing or account statements are sent; to MLBFS at its address shown in the preamble hereto, or at such other address designated in writing by MLBFS. Any such communication shall be deemed to have been given upon, in the case of personal delivery the date of delivery, one Business Day after deposit with an overnight courier, two (2) Business Days after deposit in the United States by certified mail (return receipt required), or receipt of electronic transmission (which shall be presumed to be three hours after the time of transmission unless an error message is received by the sender), except that any notice of change of address shall not be effective until actually received.

(d) FEES, EXPENSES AND TAXES. Customer shall upon demand pay or reimburse MLBFS for: (i) all UCC, real property or other filing, recording and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in any Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer, mortgage, intangible, document, filing, recording and other taxes and fees payable or determined to be payable in connection with the borrowings hereunder or the execution, delivery, filing and/or recording of the Loan Documents and any other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith; and (iii) all reasonable fees and out-of-pocket expenses (including reasonable attorneys' fees and legal expenses) incurred by MLBFS in connection with the preparation, execution, administration, collection, enforcement, protection, waiver or amendment of this Loan Agreement, or under any of the other Loan Documents and such other instruments or documents, and the rights and remedies of MLBFS thereunder and all other matters in connection therewith. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) RIGHT TO PERFORM OBLIGATIONS. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any of the Loan Documents, or any representation or warranty on the part of Customer contained in this Loan Agreement or any of the Loan Documents shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the "Interest Rate" (as that item is defined in the Note) during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customers obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) LATE CHARGE. Any payment required to be made by Customer pursuant to this Loan Agreement or any of the Loan Documents not paid within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable on demand.

(g) FURTHER ASSURANCES. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement, the Note or any of the other Loan Documents, or to establish, perfect and maintain MLBPS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(h) BINDING EFFECT This Loan Agreement, the Note and the other Loan Documents shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. MLBFS reserves the right, at any time while the Obligations remain outstanding, to sell, assign, syndicate or otherwise transfer or dispose of any or all of MLBFS' rights and interests under the Loan Documents. MLBPS also reserves the right at any time to pool the Loan with one or more other loans originated by MLBFS or any other Person, and to securitize or offer interests in such pool on whatever terms and conditions MLBFS shall determine. Customer consents to MLBFS releasing financial and other information regarding Credit Parties, the Collateral and the Loan in connection with any such sale, pooling, securitization or other offering. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement, the Note or any of the other Loan Documents without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement, the Note or any of the other Loan Documents.

(i) INTERPRETATION; CONSTRUCTION. (i) Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof; (ii) no provision of this Loan Agreement shall be construed against a particular Person or in favor of another Person merely because of which Person (or its representative) drafted or supplied the wording for such provision; and (iii) where the context requires:
(a) use of the singular or plural incorporates the other, and (b) pronouns and modifiers in the masculine, feminine or neuter gender shall be deemed to refer to or include the other genders.

(j) GOVERNING LAW. This Loan Agreement, the Note and, unless otherwise expressly provided therein, each of the other Loan Documents, shall be governed in all respects by the laws of the State of Illinois, not including its conflict of law provisions.

(k) SEVERABILITY OF PROVISIONS. Whenever possible, each provision of this Loan Agreement, the Note and the other Loan Documents shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement, the Note or any of the other Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceabitity without invalidating the remaining provisions of this Loan Agreement, the Note and the other Loan Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) TERM. This Loan Agreement shall become effective when accepted by MLBFS at its office in Chicago, Illinois, and subject to the terms hereof, shall continue in effect so long thereafter as there shall be any moneys owing hereunder or under the Note, or there shall be any other Obligations outstanding. Customer hereby waives notice of acceptance of this Loan Agreement by MLBFS.

(m) EXHIBITS. The exhibits to this Loan Agreement are hereby incorporated and made a part hereof and are an integral part of this Loan Agreement

(n) COUNTERPARTS. This Loan Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(o) JURISDICTION; WAIVER. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBPS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THE LOAN DOCUMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL MAY BE LOCATED. CUSTOMER IRREVOCABLY SUBMITS ITSELF TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND THE CONVENIENCE OF ANY SUCH FORUM, AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. CUSTOMER AGREES THAT ALL SUCH SERVICE OF PROCESS SHALL BE MADE BY MAIL OR MESSENGER DIRECTED TO IT IN THE SAME MANNER AS PROVIDED FOR NOTICES TO CUSTOMER IN THIS LOAN AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO CUSTOMER OR CUSTOMERS AGENT NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF MLBFS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF MLBFS TO BRING ANY ACTION OR PROCEEDING AGAINST CUSTOMER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. CUSTOMER WAIVES, TO THE EXTENT PERMITTED BY LAW, ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF MLBFS. CUSTOMER FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

(p) JURY WAIVER. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN, THE OBLIGATIONS, THIS LOAN AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

(q) INTEGRATION. THIS LOAN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. WITHOUT LIMITING THE FOREGOING, CUSTOMER ACKNOWLEDGES
THAT: (i) NO PROMISE OR COMMITMENT HAS BEEN MADE TO IT BY MLBFS, MLPF&S OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES TO MAKE ANY LOAN ON ANY TERMS OTHER THAN AS EXPRESSLY SET FORTH HEREIN, OR TO MAKE ANY OTHER LOAN OR OTHERWISE EXTEND ANY OTHER CREDIT TO CUSTOMER OR ANY OTHER PARTY; AND (ii) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, THIS LOAN AGREEMENT SUPERSEDES AND REPLACES ANY AND ALL PROPOSALS, LETTERS OF INTENT AND APPROVAL AND COMMITMENT LETTERS FROM MLBFS TO CUSTOMER, NONE OF WHICH SHALL BE CONSIDERED A LOAN DOCUMENT. NO AMENDMENT OR MODIFICATION OF ANY OF THE LOAN DOCUMENTS TO WHICH CUSTOMER IS A PARTY SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND CUSTOMER.

(r) SURVIVAL. All representations, warranties, agreements and covenants contained in the Loan Documents shall survive the signing and delivery of the Loan Documents, and all of the waivers made and indemnification obligations undertaken by Customer shall survive the termination, discharge or cancellation of the Loan Documents.

(s) CUSTOMER'S ACKNOWLEDGMENTS. The Customer acknowledges that the Customer (i) has had ample opportunity to consult with counsel and such other parties as deemed advisable prior to signing and delivering this Loan Agreement and the other Loan Documents; (ii) understands the provisions of this Loan Agreement and the other Loan Documents, including all waivers contained therein; and (iii) signs and delivers this Loan Agreement and the other Loan Documents freely and voluntarily, without duress or coercion.

(t) CALIFORNIA FINANCIAL CODE. This Loan Agreement and the Additional Agreements are made pursuant to Article 4 of Chapter 3 of Division 9 of the California Financial Code (commencing with Section 22000.)

THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE EXECUTED UNDER SEAL AND ARE INTENDED TO TAKE EFFECT AS SEALED INSTRUMENTS.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

APPLIED MOLECULAR EVOLUTION, INC.


By:
   -----------------------------------------------------------------------------
            Signature (1)                    Signature (2)


--------------------------------------------------------------------------------
            Printed Name                     Printed Name


--------------------------------------------------------------------------------
            Title                            Title

Accepted at Chicago, Illinois:

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.


By:
   ---------------------------------------------

[LOGO] MERRILL LYNCH
$10,000,000.00                                                 December 23, 2002

                                      NOTE

FOR VALUE RECEIVED, APPLIED MOLECULAR EVOLUTION, INC., a corporation organized and existing under the laws of the State of Delaware ("Customer") hereby promises to pay to the order of MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware ("MLBFS"), in lawful money of the United States, the principal sum of Ten Million Dollars ($10,000,000.00), or if more or less, the aggregate amount advanced by MLBFS to Customer pursuant to the Loan Agreement (the "Loan Amount"); together with interest on the unpaid balance of the Loan Amount, from the Closing Date until payment in full, at the Interest Rate, as follows:

1. DEFINITIONS.

(a) In addition to terms defined elsewhere in this Note, as used herein, the following terms shall have the following meanings:

"Base Rate" shall mean a variable per annum rate equal to the sum of (i) 1.00% per annum, and (ii) the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal as the one-month London Interbank Offered Rate (the "One-Month LIBOR"). Notwithstanding anything to the contrary, if more than one rate is so published, then the interest rate shall be the highest of such published rates. The Base Rate will change as of the date of publication in The Wall Street Journal of a One-Month LIBOR that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the One-Month LIBOR, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

"Closing Date" shall mean the date of advancement of funds hereunder.

"Excess Interest" shall mean any amount or rate of interest (including the Default Rate and, to the extent that they may be deemed to constitute interest, any prepayment fees, late charges and other fees and charges) payable, charged or received in connection with any of the Loan Documents which exceeds the maximum amount or rate of interest permitted under applicable law.

"Interest Rate" shall mean the Base Rate, or in the event Customer meets the LIBOR Rate Interest Option Conditions set forth herein, the LIBOR Rate during the applicable LIBOR Interest Period.

"LIBOR Interest Period" shall mean, for each LIBOR Rate Interest Option, a period commencing: (i) on the LIBOR Rate Effective Date of such LIBOR Rate Interest Option, or (ii) on the last day of the immediately preceding LIBOR Interest Period in the case of a rollover of a LIBOR Interest Period to another LIBOR Interest Period, and in each case, ending on the numerically corresponding day as the day of the LIBOR Rate Effective Date, but one, two, three, six or twelve months thereafter, applicable depending on which LIBOR Rate Interest Option the Customer shall elect in accordance with the terms herein; provided
(A) any LIBOR Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such LIBOR Interest Period shall end on the next preceding Business Day; (B) any LIBOR Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall end on the last Business Day of the appropriate calendar month; and (C) no LIBOR Interest Period shall ever extend beyond the Maturity Date.

"LIBOR Rate" shall mean, with respect to each LIBOR Interest Period, a fixed rate per annum equal to the sum of (i) 1.00% per annum and (ii) the London Interbank Rate with respect to such LIBOR Interest Period.

"LIBOR Rate Effective Date" shall mean in the case of a LIBOR Rate Interest Option, the date two (2) Business Days after the LIBOR Rate Set Date provided the LIBOR Rate Interest Option Conditions shall have been met.

"LIBOR Rate Interest option" shall have the meaning in the definition of LIBOR Interest Period.

"LIBOR Rate Set Date" shall mean in the case of a LIBOR Rate Interest Option, the date two (2) Business Days preceding the first day of any proposed LIBOR Interest Period.

"Loan Agreement" shall mean that certain TERM LOAN AGREEMENT dated as of the date hereof between Customer and MLBFS, as the same may have been or may hereafter be amended or supplemented.

"London Interbank Rate " shall mean the interest rate per annum at which deposits in US Dollars are offered in London, England to prime banks in the London Interbank market as displayed on Telerate Screen page 3750 as of 11:00 a.m. (London time) two (2) Business Days before the first day of such LIBOR Interest Period for either the One-Month London Interbank Offered Rate ("Fixed One-Month LIBOR"), Two-Month London Interbank Offered Rate ("Fixed Two-Month LIBOR"), Three-Month London Interbank Offered Rate ("Fixed Three-Month LIBOR), Six-Month London Interbank Offered Rate ("Fixed Six-Month LIBOR") or Twelve-Month London Interbank Offered Rate ("Fixed Twelve-Month LIBOR") (collectively, and each individually as applicable, the "LIBOR Rate Interest Option"). Telerate Screen page 3750 means the display designated as page 3750 on the Dow Jones Telerate Service, If such rate does not appear on Telerate Screen page 3750 on any relevant date for the determination of LIBOR, then the London Interbank Rate shall mean the Base Rate.

"Note" shall mean this NOTE.

"Maturity Date" shall mean the date eighteen (18) months from the Closing Date.

(b) Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement. Without limiting the foregoing, the terms "Loan Documents", "Bankruptcy Event" and "Event of Default" shall have the respective meanings set forth in the Loan Agreement.

2. LIBOR RATE INTEREST OPTION AND CONDITIONS. The Customer shall have the right to designate or convert the unpaid principal balance of the Note from a Base Rate or a LIBOR Rate to a LIBOR Rate for the LIBOR Interest Period related to the LIBOR Rate Interest Option in accordance with the LIBOR Rate Interest Option Conditions. The "LIBOR Rate Interest Option Conditions" shall mean:

      (i) no Default or Event of Default has occurred and is continuing under the Loan Documents and no event has occurred which could result in a Default or Event of Default under the Loan Documents;

      (ii) Customer shall give MLBFS notice by telephone, promptly confirmed by written notice in a form similar to the LIBOR Rate Interest Option Request Form ("Request Form"), attached hereto as Exhibit A;

      (iii) the Request Form must be received in MLBFS' Chicago office, to the attention of East Portfolio, no later than 1:00 pm central standard time (or daylight savings time, if applicable) as of the LIBOR Rate Set Date; and

      (iv) the Request Form must designate (A) the facility number of the Note,
(B) date of request, (C) the LIBOR Rate Set Date, (D) the LIBOR Rate Effective Date, (E) the applicable LIBOR Rate Interest Option (for which the LIBOR Interest Period may not be after the Maturity Date), and (F) be properly executed by Customer.

If the LIBOR Rate Interest Option Conditions are met, MLBFS will change the Interest Rate applicable to the unpaid principal balance of the Note to the LIBOR Rate for the LIBOR Interest Period applicable to the LIBOR Rate Interest Option designated by Customer in the Request Form. If any of the LIBOR Rate Interest Option Conditions are not met, the Interest Rate on the unpaid principal balance of the Note will remain the Base Rate, if the Base Rate was in effect, or convert to the Base Rate if a LIBOR Interest Period was in effect and is expiring. Any change in the Interest Rate shall be for the full LIBOR Interest Period, if applicable, and any change of the Interest Rate is applicable to the entire unpaid balance of the Note. Customer acknowledges that the request pursuant to a Request Form is irrevocable and that the records of MLBFS with respect to the Interest Rate, LIBOR Rate, LIBOR Rate Interest Option, LIBOR Interest Period and the Base Rate shall be binding and conclusive on Customer, absent manifest error.

3. PAYMENT AND OTHER TERMS. Customer shall pay the indebtedness under this Note including without limitation, all principal, interest and fees, in full on the Maturity Date. Interest shall be due (i) for periods in which the Base Rate is in effect, the first day of each calendar month, and on the Maturity Date, and
(ii) for periods in which the LIBOR Rate is in effect, on that day which is one calendar month following the first day of the applicable LIBOR Interest Period (or, if there is no corresponding day, on the next succeeding day which is a Business Day) and at the end of each such LIBOR Interest Period. Whenever any payment to be made under the Note shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, subject to the definition of LIBOR Interest Period in the case of any payment of the Note to which the LIBOR Rate applies, and such extension of time shall in each such case be included in computing interest and commitment fees in connection with such payment.

Each payment received hereunder shall be applied first to any fees and expenses of MLBFS payable by Customer under the terms of the Loan Agreement (including, without imitation, late charges), next to accrued interest at the Interest Rate, with the balance applied on account of the unpaid principal hereof, or in such other manner as the holder hereof may hereinafter determine from time to time for the allocation of such payments thereof. Any part of the principal hereof or interest hereon or other sums payable hereunder or under the Loan Agreement not paid within ten (10) days of the applicable due date shall be subject to a late charge equal to the lesser of (i) 5% of the overdue amount, or (ii) the maximum amount permitted by law. All interest shall be computed on the basis of actual days elapsed over a 360-day year. All sums payable hereunder shall be payable at 2356 Collections Center Drive, Chicago, Illinois 60693, or at such other place or places as the holder hereof may from time to time appoint in writing.

Upon at least five (5) Business Days' prior written notice to MLBFS, Customer may prepay this Note at any time in whole or in part. Notwithstanding the foregoing (i) each prepayment must be in integral multiples of not less than $1,000,000.00, and (ii) if a LIBOR Rate is in effect, prepayment may not be made on any day other than the last day of the LIBOR Interest Period corresponding to the LIBOR Rate, and (iii) each prepayment of principal must also include the amount of any accrued but unpaid interest to the date of such prepayment. Each notice of prepayment is irrevocable and must specify the payment date and the principal amount of the Loan to be prepaid. If the Note is accruing interest at a LIBOR Rate, and repayment occurs for any reason prior to the Maturity Date, including a demand for payment by MLBFS upon the occurrence of a Default or Event of Default, on a day other than the last day of the applicable LIBOR Interest Period corresponding to the LIBOR Rate, Customer will pay MLBFS on demand the amount MLBFS reasonably determines will compensate it for any loss (including loss of profit), cost or expense incurred by MLBFS as a result of any repayment of the Note on a date other than the last day of the applicable LIBOR Interest Period.

This Note is the Note referred to in, and is entitled to all of the benefits of the Loan Agreement and any Loan Documents. If Customer shall fail to pay when due any sum due hereunder, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by the holder hereof to Customer, or if any other Event of Default shall have occurred and be continuing, then at the option of the holder hereof (or, upon the occurrence of any Bankruptcy Event, automatically, without any action on the part of the holder hereof), and in addition to all other rights and remedies available to such holder under the Loan Agreement, any Loan Documents, and otherwise, the entire Loan Amount at such time remaining unpaid, together with accrued interest thereon and all other sums then owing by Customer under the Loan Agreement, may be declared to be and thereby become immediately due and payable.

It is expressly understood, however, that nothing contained in the Loan Agreement, any other agreement, instrument or document executed by Customer, or otherwise, shall affect or impair the right, which is unconditional and absolute, of the holder hereof to enforce payment of all sums due under this Note at or after maturity, whether by acceleration or otherwise, or shall affect the obligation of Customer, which is also unconditional and absolute, to pay the sums payable under this Note in accordance with its terms. Except as otherwise expressly set forth herein or in the Loan Agreement, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this Note.

Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note. Notwithstanding any provision to the contrary in this Note, the Loan Agreement or any of the Loan Documents, no provision of this Note, the Loan Agreement or any of the Loan Documents shall require the payment or permit the collection of any Excess Interest. Notwithstanding any provision to the contrary in any of the Loan Documents, no provision of the Loan Documents shall require the payment or permit the collection of Excess Interest. If any Excess Interest is provided for, or is adjudicated as being provided for, in this Note, the Loan Agreement or any of the Loan Documents, then: (a) Customer shall not be obligated to pay any Excess Interest and (b) If any Excess Interest is provided for, or is adjudicated as being provided for, in, then: (i) Customer shall not be obligated to pay any Excess Interest; and (ii) any Excess Interest that MLBFS may have received under any of the Loan Documents shall, at the option of MLBFS, be applied as a credit against the then unpaid principal balance of this Note, or accrued interest hereon not to exceed the maximum amount permitted by law or refunded to the payor thereof.

Upon the occurrence and during the continuance of any Default, but without limiting the rights and remedies otherwise available to MLBFS hereunder or waiving such Default, the interest payable by Customer hereunder shall at the option of MLBFS accrue and be payable at the Default Rate. The Default Rate, once implemented, shall continue to apply to the Obligations under this Note, the Loan Agreement or any of the Loan Documents and be payable by Customer until the date MLBFS gives written notice (which shall not be unreasonably delayed or withheld) that such Default has been cured to the satisfaction of MLBFS.

This Note shall be construed in accordance with the laws of the State of Illinois and may be enforced by the holder hereof in any jurisdiction in which the Loan Agreement may be enforced.

IN WITNESS WHEREOF, this Note has been executed by Customer as of the day and year first above written.

APPLIED MOLECULAR EVOLUTION, INC.


By:
   -----------------------------------------------------------------------------
            Signature (1)                    Signature (2)


--------------------------------------------------------------------------------
            Printed Name                     Printed Name


--------------------------------------------------------------------------------
            Title                            Title

                                    Exhibit A
                     LIBOR Rate Interest Option Request Form

Applied Molecular Evolution, Inc. ("Customer") and Merrill Lynch Business Financial Services Inc. ("MLBFS") entered into a Term Loan Agreement dated the l6th day of December 2002, Facility # 0002693179, Customer executed a related Note for the benefit of MLBFS in the original principal amount of $10,000,000 in connection therewith (such agreement and Note, as they may be amended or supplemented from time to time, the "Loan Agreement"). Any term used herein and not otherwise defined herein shall have the same meaning herein as in the Loan Agreement.

In accordance with the Loan Agreement, Customer requests MLBFS change the Interest Rate accruing on the unpaid balance of the Note as follows:

1. Current Rate

Interest Rate now in effect (Base Rate or LIBOR Rate): _________________________

Expiration of current LIBOR Interest
Period, if applicable:                                 _________________________

2. Proposed LIBOR Rate Interest Option

LIBOR Rate Set Date:                                   _________________________

LIBOR Rate Effective Date:                             _________________________

LIBOR Rate Interest Option (check one):

         _________Fixed One-Month LIBOR

         _________Fixed Two-Month LIBOR

         _________Fixed Three-Month LIBOR

         _________Fixed Six-Month LIBOR

         _________Fixed Twelve-Month LIBOR

Customer represents and warrants that the LIBOR Rate Interest Option selected above complies with the LIBOR Rate Interest Option Conditions and all other provisions under the Loan Agreement, including without limitation, that there exists no Default or Event of Default or any event which, with the passage of time, the giving of notice or both, would be a Default or an Event of Default.

APPLIED MOLECULAR EVOLUTION, INC.

By:_______________________________________

__________________________________________
Printed Name and Title

_________________________
Date

[LOGO] MERRILL LYNCH                                     SECRETARY'S CERTIFICATE

THE UNDERSIGNED HEREBY CERTIFIES TO MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of APPLIED MOLECULAR EVOLUTION, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the ___________________day of ____________________, 2002 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that this Corporation is authorized and empowered, now and from time to time hereafter, to borrow and/or obtain credit from, and/or enter into other financial arrangements with, MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"), and in connection therewith to grant to MLBFS liens and security interests on any or all property belonging to this Corporation: all such transactions to be on such terms and conditions as may be mutually agreed from time to time between this Corporation and MLBFS; and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered to: (a) execute and deliver to MLBFS on behalf of this Corporation any and all loan agreements, promissory notes, security agreements, pledge agreements, financing statements, mortgages, deeds of trust, leases and/or all other agreements, instruments and documents required by MLBFS in connection therewith, and any present or future extensions, amendments, supplements, modifications and restatements thereof; all in such form as any such officer shall approve, as conclusively evidenced by his or her signature thereon, and (b) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and any and all prior acts of each of said officers in these premises are hereby ratified and confirmed in all respects; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions and it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

THE UNDERSIGNED FURTHER CERTIFIES THAT: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and THE SIGNATURES SET FORTH BELOW ARE THE TRUE SIGNATURES OF SAID OFFICERS:

         President:
                    ------------------------------------------------------------

         Vice President:
                         -------------------------------------------------------

         Treasurer:
                    ------------------------------------------------------------

         Secretary:
                    ------------------------------------------------------------

                          :
         -----------------  ----------------------------------------------------
         Additional Title

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization, all as of this ________ day of _________________, 2002.

(Corporate Seal)
                                 -----------------------------------------------
                                                 Secretary

                    Printed Name
                                 -----------------------------------------------

[LOGO] MERRILL LYNCH                                         CLOSING CERTIFICATE

The undersigned, APPLIED MOLECULAR EVOLUTION, INC., a corporation organized and existing under the laws of the State of Delaware ("Customer"), as a primary inducement to MERRILL LYNCH BUSINESS FINANCIAL SERV1CES INC. ("MLBFS") to make a loan to Customer (the "Loan") pursuant to that certain TERM LOAN AGREEMENT between Customer and MLBFS dated as of December 23, 2002 (the "Loan Agreement") DOES HEREBY REPRESENT, WARRANT AND AGREE AS FOLLOWS:

1. All of Customer's representations and warranties in the Loan Agreement are true and correct and remade as of the date hereof, and, without limiting the foregoing, the Loan is being applied on account of and will satisfy the "Loan Purpose" under the Loan Agreement.

2. There has not occurred any event which constitutes an "Default" under the Loan Agreement.

3. There has not occurred any material adverse change in the business or financial condition of Customer or any Guarantor of Customers obligations to MLBFS since the date of the last financial statements submitted to MLBFS.

4. MLBFS is hereby authorized and directed to disburse the proceeds of the Loan in the amount of $_______, by:

| | CHECK | | WIRE TRANSFER | | DEPOSIT as follows:

1. Per payoff letter and instructions from Merrill Lynch Bank USA;

2.

Dated this _________ day of ____________, 2002

APPLIED MOLECULAR EVOLUTION, INC.


By:
   -----------------------------------------------------------------------------
            Signature (1)                    Signature (2)


--------------------------------------------------------------------------------
            Printed Name                     Printed Name


--------------------------------------------------------------------------------
            Title                            Title

                                                       Private Client Group

                                                       MERRILL LYNCH BUSINESS
                                                       FINANCIAL SERVICES INC.
                                                       222 North LaSalle Street
                                                       17th Floor
                                                       Chicago. Illinois 60601
                                                       (312) 499-3051
[LOGO] MERRILL LYNCH                                   FAX: (312) 201-0210

                                                       December 23, 2002

Ms. Cheryl Gabele
Applied Molecular Evolution, Inc.
3520 Dunhill St.
San Diego, CA 92121

            RE:   TERM LOAN APPROVAL

Dear Ms. Gabele,

As I believe you know, we have approved the request of Applied Molecular Evolution, Inc. ("Customer") for a Term Loan upon the terms and conditions set forth in the enclosed documents ("Loan Documents").

For your information, the following are some of the principal terms of the approval:

LOAN PURPOSE: The purpose of the Term Loan is to payoff a loan with Merrill Lynch Bank USA.

MAXIMUM LOAN AMOUNT: An amount equal to the lesser of: (A) 100% of the amount required by Customer to satisfy or fulfill the Loan Purpose, (B) the aggregate amount which Customer shall request be advanced by MLBFS on account of the Loan Purpose, or (C) $10,000,000.00.

TERM: 18 months from the date of funding.

INTEREST RATE: as specified in the Note.

COMMITMENT FEE: $0.

Please refer to the Loan Documents for a complete statement of the terms of the Term Loan.

In addition to conditions set forth in the Loan Documents, our approval is subject to:

(a) Our receipt of all of the Loan Documents together with any additional documents contemplated thereby or otherwise reasonably required by us, all of which shall be duly executed and, if applicable, recorded, and all of which shall be in form and substance satisfactory to us.

(b) Acceptance by us in writing of the executed Loan Documents at our office in Chicago after review and a final determination by us of the consistency of the Loan Documents with our original internal credit approval. (Without limiting the foregoing, it should be understood that prior to such acceptance we are not bound by any clerical or other errors in or omissions from the Loan Documents.)

(c) Our continuing satisfaction with the financial condition of Customer and each guarantor of Customer's obligations to us.

(d) There not occurring any event which under the terms of the Loan Documents would constitute a Default.

(e) Evidence satisfactory to us of the perfection and priority of any liens required by us in the Loan Documents.

IN ADDITION TO THE FOREGOING, OUR APPROVAL IS SUBJECT TO OUR RECEIPT (WHERE APPLICABLE) AND SATISFACTION WITH THE FOLLOWING:

(1) The pledge collateral account must be in compliance with the Minimum Value required and must contain only cash and cash equivalents.

Our approval will remain open subject to said conditions until January 15,2003, after which time it shall be void.

Note that as set forth above the Loan Documents require a Commitment Fee of $0. If this fee has not yet been paid, please furnish your check to cover this fee at the time you return the executed Loan Documents.

To assist you in completing the Loan Documents, we have affixed a "Sign Here" sticker to each page requiring a signature, and have penciled an "x" in front of each signature line.

In order to minimize signature requirements, we normally seek only one copy of each of the Loan Documents. After the Loan has been funded, we will return a fully executed duplicate copy for your records.

If you have any questions about our approval or the structure or terms of the facility, please call Jessica Schultz at 312-499-3056. If you have any questions about the Loan Documents, please call me at (312) 499-3051.

Very truly yours,

MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.


By: ________________________________
         Lisa Schroeder
         Documentation Manager

cc:  Mr. Kirk E Soxman
     Jessica Schultz

[LOGO] MERRILL LYNCH                         FINANCIAL ASSETS SECURITY AGREEMENT

Standard

FINANCIAL ASSETS SECURITY AGREEMENT ("Security Agreement") dated as of December 23, 2002, given by APPLIED MOLECULAR EVOLUTION, INC., a corporation organized and existing under the laws of the State of Delaware ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS").

1. DEFINITIONS. (a) In addition to terms defined elsewhere in this Security Agreement, when used herein the following terms shall have the following meanings:

(i) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer; or (B) any such proceeding shall be filed against Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or (C) Customer shall make a general assignment for the benefit of creditors; or (D) Customer shall become insolvent or generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Customer shall be adjudicated a bankrupt or insolvent.

(ii) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(iii) "Collateral" shall mean: (A) the Securities Account, (B) any free credit balances now or hereafter credited to or owing from MLPF&S to Customer in respect of the Securities Account, (C) all financial assets and investment property (including, without limitation, all security entitlements, securities accounts, stocks, bonds, mutual funds, certificates of deposit, commodities contracts and other securities), money market deposit accounts, instruments, general intangibles and other property of whatever kind or description now and hereafter in or controlled by the Securities Account or listed on any confirmation or periodic report from MLPF&S as being in or controlled by the Securities Account, whether now owned or hereafter acquired, (D) all proceeds of the sale, exchange, redemption or exercise of any of the foregoing, including, without limitation, all dividends, interest payments and other distributions of cash or property in respect thereof, and (E) all rights incident to the ownership of any of the foregoing.

(iv) "Loan Agreements" shall mean that certain TERM LOAN AGREEMENT DATED AS OF DECEMBER 23, 2002 between Customer and MLBFS, and that certain TERM LOAN AGREEMENT DATED AS OF DECEMBER 23, 2002 between Customer and MLBFS, as either or both of the same may from time to time be or have been amended, restated, extended or supplemented.

(v) "Minimum Value" shall mean an amount equal to 105% of the maximum Obligations of Customer under the Loan Agreements.

(vi) "MLPF&S" shall mean MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, and its successors and assigns.

(vii) "Obligations" shall mean all obligations, liabilities and indebtedness of every kind and nature now or hereafter owing, arising, due or payable from Customer to MLBFS, howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, or due or to become due, including, without limitation, interest accruing after the filing of any petition in bankruptcy, and all present and future obligations, liabilities and indebtedness of Customer to MLBFS under the Loan Agreements and the agreements, instruments and documents executed pursuant thereto, including, without limitation, this Security Agreement.

(viii) "Permitted Liens" shall mean: (A) liens in favor of MLBFS; (B) liens for current taxes not delinquent and, if MLBFS' rights to and interest in the collateral are not materially and adversely affected thereby, liens for taxes being contested in good faith by appropriate proceedings; (C) any trade settlement liens of MLPF&S; and (D) other liens permitted in writing by MLBFS.

(ix) "Securities Account" shall mean that certain MLPF&S securities account number 871-07F32 in the name of Customer and any and all successor securities accounts at MLPF&S.

(b) All terms used in this Security Agreement which are defined in the Uniform Commercial Code of Illinois ("DCC") shall have the meanings set forth in the UCC. Without limiting the foregoing, the term "financial assets" and "security entitlement" shall have the meaning set forth in Section 8-102 of the UCC, and the term "investment property" shall have the meaning set forth in Section 9-115 of the UCC.

2. GRANT OF SECURITY INTEREST. In order to secure payment and performance of the Obligations, Customer hereby pledges, grants and conveys and assigns to MLBFS a continuing first lien and security interest upon the Collateral subject only to any Permitted Liens. In furtherance thereof, Customer hereby irrevocably: (i) authorizes and directs MLPF&S to name or rename the Securities Account on its books and records as the "APPLIED MOLECULAR EVOLUTION, INC. PLEDGED COLLATERAL ACCOUNT F/B/O MLBFS", (ii) authorizes and directs MLPF&S and every other person or entity now or hereafter holding or otherwise having possession or control of any Collateral to hold, possess or control such Collateral as agent for MLBFS and subject to the rights, direction, control and security interest of MLBFS,
(iii) authorizes and directs MLPF&S and all such other persons or entities to comply with any and all present and future entitlement orders or directions of MLBFS with respect to the Securities Account and all or any part of the Collateral, notwithstanding any contrary direction or dispute by Customer or any other party (unless prohibited by law or the order of a judicial body having appropriate jurisdiction), and without making any inquiry whatsoever as to MLBFS' right or authority to give such order or direction or as to the application of any payment pursuant thereto, (iv) waives and releases MLPF&S and all such other persons and entities from, and agrees to indemnify and hold harmless MLPF&S and all such other persons and entities from and against, any liability whatsoever for complying with any such orders or directions of MLBFS; and (v) agrees with MLBFS and MLPF&S that all assets and other property now and from time to time hereafter in or controlled by the Securities Account or listed on any confirmation of periodic report from MLPF&S as being in or controlled by the Securities Account shall be deemed to be "Financial Assets" within the meaning of the UCC.

3. RIGHTS AND LIMITATIONS OF CUSTOMER. (a) Except upon the prior written consent of MLBFS, Customer shall not (i) purchase any financial assets, investment property or other property with funds in the Securities Account other than: (A) publicly held domestic money market funds or deposits with Merrill Lynch Bank USA or Merrill Lynch Bank & Trust Co. which are credited to the Securities Account, or (B) obligations of or guaranteed or insured by the U. S. Government (including insured certificates of deposit); (ii) borrow any funds on margin or otherwise from anyone other than MLBFS using all or any part of the Collateral as collateral; (iii) otherwise grant or permit to exist any lien or security interest upon any part of the Collateral other than Permitted Liens, or (iv) directly or indirectly withdraw any financial assets, investment property or other property from the Securities Account except in connection with a sale permitted hereby.

(b) So long as no Event of Default shall have occurred and be continuing, Customer may without the consent of MLBFS: (i) retain any financial assets, investment property and other property which are in or controlled by the Securities Account on the date hereof; (ii) sell any such property at any time so long as the proceeds are either held in the Securities Account or used to purchase other financial assets or investment property permitted hereby which are held in or controlled by the Securities Account; and (iii) exercise any voting and consensual rights with respect to the financial assets, investment property and other property included in the collateral for any purpose not inconsistent with this Security Agreement.

(c) To the extent the assets in the Securities Account is with MERRILL LYNCH ASSET MANAGEMENT or otherwise under management with MERRILL LYNCH INVESTMENT MANAGERS (each jointly and severally "MLAM"), then notwithstanding the provisions of Sections 3(a) and 3(b) hereof, if and so long as Grantor shall maintain in effect a Discretionary Contract with respect to the Securities Account with MLAM: (i) MLAM shall have full discretion to make purchases and sales of financial assets and investment property in the Securities Account in accordance with the terms of the Discretionary Contract or such other contract or agreement between Grantor and MLAM; and (ii) MLAM may cause the withdrawal of funds from the Securities Account by check or wire transfer as necessary for the settlement of trades (provided payment is made against delivery of collateral) and for the payment of MLAM's management fee in connection with its management of the Securities Account.

4. WARRANTIES. Customer warrants to MLBFS on a continuing basis that:

(a) OWNERSHIP AND PRIORITY. Except for the rights of MLBFS hereunder and for any Permitted Liens: (i) Customer is the owner of the Securities Account and all other Collateral free and clear of any interest or lien of any third party, and
(ii) upon the acknowledgment of this Security Agreement by MLPF&S and/or the completion of any other action required by applicable law to perfect its security interest hereunder, MLBFS will have a valid and perfected first lien and security interest upon all of the Collateral.

(b) COLLATERAL NOT RESTRICTED; ENFORCEABILITY. Except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity: (i) neither Customer nor any part of the Collateral is subject to any legal, contractual or other restriction which might hinder or prevent the grant to or enforcement by MLBFS of the security interest in the Collateral pursuant to this Security Agreement, and
(ii) this Security Agreement is the legal, valid and binding obligation of Customer, enforceable against Customer in accordance with its terms.

(c) RIGHT, POWER AND AUTHORITY. Customer has the full right, power and authority to make, execute and deliver this Security Agreement.

5. COVENANTS.

(a) NO OTHER LIENS. Except upon the prior written consent of MLBFS, Customer will not cause or permit to exist any security interests or liens upon the collateral other than Permitted Liens.

(b) MAINTENANCE OF PERFECTION. Customer will execute and deliver to MLBFS such Uniform Commercial Code financing statements, continuation statements and other agreements, instruments and documents as MLBFS may from time reasonably require in order to establish, perfect and maintain perfected the lien and security interest of MLBFS hereunder.

(c) CHANGE IN PRINCIPAL PLACE OF BUSINESS. Customer will provide not less than 30 days prior written notice of any change in customer's principal place of business.

(d) CHANGE WITH MLPF&S. Customer will provide MLBFS with prompt written notice of any change known to Customer in the account number of the Securities Account, the Financial Consultant at MLPF&S assigned to customer or the address of said Financial Consultant's office at MLPF&S.

(e) MINIMUM COLLATERAL VALUE. Customer further warrants and agrees that the aggregate immediate market value of the Collateral will at all times during the term hereof be not less than the Minimum Value. In determining the value of the Collateral for the purposes of this Section, no value will be given to any financial assets or investment property in or controlled through the Securities Account for less than 30 calendar days where such financial assets or investment property either: (i) have been issued by an open-end investment company (including money market funds and other open-end mutual funds) other than in connection with reinvestment of dividends; or (ii) are part of a new issue with respect to which MLPF&S participated as a member of the setting group or syndicate.

6. EVENT OF DEFAULT. The occurrence of any of the following will constitute an "Event of Default" hereunder: (a) the occurrence of an Event of Default under the terms of any of the Loan Agreements; or (b) if Customer shall breach or violate any of its covenants or warranties herein contained, and does not cure such breach or violation within 10 Business Days after notice from MLBFS; or (c) a default or Event of Default by customer shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed; or (d) if Customer's subscription to the Securities Account shall be terminated for any reason; or
(e) any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Customer has been materially impaired (determined in a manner consistent with the intent of Section 1-208 of the UCC); or (f) if at any time the aggregate immediate market value of the Collateral shall be or become an amount less than the Minimum Value (determined in a manner consistent with Section 5(e) hereof, and Customer shall not within 1 Business Day of written demand by MLBFS deposit into the Securities Account additional financial assets or investment property acceptable to MLBFS sufficient to increase such aggregate immediate market value to at least the Minimum Value; or (g) any Bankruptcy Event shall occur.

7. REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter during the continuance thereof, MLBFS may, at its option, and in addition to all other rights and remedies available to MLBFS: (a) by written notice to MLPF&S, terminate all rights of Customer with respect to control of the Collateral (it being understood, however, that upon the occurrence of any Bankruptcy Event all rights of Customer with respect to control of the Collateral shall automatically terminate without notice or other action on the part of MLBFS), and thereby obtain the right to exclusive control over the Collateral, including, without limitation, the right to cancel any open orders and close any and all outstanding contracts, liquidate all or any part of the Collateral, transfer the Securities Account or any other Collateral to the name of MLBFS or its nominee, and withdraw any Collateral from the Securities Account; and (b) exercise any one or more of the rights and remedies of a secured party under the UCC. Any sale of Collateral pursuant to this Paragraph may be made at MLBFS' discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale, and MLBFS or MLBFS' agent may at any such sale be the purchaser for the account of MLBFS or such agent. The proceeds of sale or other disposition of any of the Collateral shall be applied by MLBFS on account of the Obligations, with any excess paid over to Customer or its successors or assigns, as their interests and rights may appear, or whoever else may then be adjudged entitled thereto. To the fullest extent permitted by law, customer waives notice of any sale, advertisement and all other notices and formalities whatsoever. All rights and remedies available to MLBFS hereunder shall be cumulative and in addition to all other rights and remedies otherwise available to it at law, in equity or otherwise, and any one or more of such rights and remedies may be exercised simultaneously or successively. No waiver by MLBFS of any Event of Default shall waive any other or subsequent Event of Default. None of the provisions hereof shall be held to have been waived by any act or knowledge of MLBFS, but only by a written instrument executed by an officer of MLBFS and delivered to Customer.

8. POWER OF ATTORNEY. Customer further agrees that MLBFS shall have and hereby irrevocably grants to MLBFS, effective upon the occurrence and during the continuance of any Event of Default, the full and irrevocable right, power and authority in the name of Customer or in MLBFS' own name, to demand, collect, withdraw, receipt for and sue for the Securities Account and any or all of the other Collateral, and all amounts due or to become due and payable upon or with respect to the Collateral; to execute any withdrawal receipts respecting any or all of the collateral; to endorse the name of Customer on any and all commercial paper and other instruments given in payment therefor; and, in its discretion, to take any and all further action (including, without limitation, the transfer of the Securities Account or any other Collateral to the name of MLBFS or its nominee) which MLBFS shall deem necessary or appropriate to preserve or protect its interests hereunder.

9. RIGHTS ABSOLUTE. The rights of MLBFS hereunder and with respect to the Collateral are absolute and unconditional, and nothing that MLBFS does or leaves undone shall affect such rights of MLBFS. Without limiting the foregoing, MLBFS shall not as a condition of such rights be required to resort to any other collateral or security, pursue or exhaust any remedy against Customer or any other party or observe any formality of notice or otherwise (except as expressly provided herein); and (ii) Customer hereby consents to, and waives notice of, any extension, renewal or modification from time to time of any of the Loan Agreements or any other agreement, instrument or document evidencing or securing the Obligations, any extensions, forbearances, compromises or releases of any of the Obligations, and the release of any party primarily or secondarily obligated for the Obligations or of any other collateral therefor.

10. LIMITATION OF MLBFS' OBLIGATIONS. MLBFS shall not as a result of this Security Agreement be subjected to any obligation or liability of Customer of any manner or type with respect to the Collateral, including, but not limited to, the duty to perform any covenants and agreements made by Customer; all of which obligations and liabilities shall continue to rest upon Customer as though this Security Agreement had not been made.

11. MLPF&S NOT AUTHORIZED. CUSTOMER ACKNOWLEDGES AND AGREES THAT NOTWITHSTANDING THE AFFILIATION BETWEEN MLBFS AND MLPF&S, AND THE AGENCY RELATIONSHIP ACKNOWLEDGED BY MLPF&S IN THE CONSENT HERETO, NEITHER MLPF&S NOR ANY OF ITS EMPLOYEES ARE AUTHORIZED TO WAIVE ON BEHALF OF MLBFS ANY PROVISION HEREOF, OR CONSENT ON BEHALF OF MLBFS TO ANY ACTION OR INACTION BY CUSTOMER, OR OTHERWISE BIND MLBFS.

12. TERM. This Security Agreement shall become effective when signed by Customer, and shall continue in effect so long thereafter as any of the Loan Agreements shall be in effect or there shall be any Obligations outstanding.

13. MISCELLANEOUS.

(a) Customer waives notice of the acceptance hereof by MLBFS.

(b) Titles to Paragraphs are for convenience only and shall not be considered in the interpretation hereof.

(c) This Security Agreement shall be binding upon Customer and Customer's heirs, personal representatives, successors and assigns, as applicable, and shall inure to the benefit of MLBFS and its successors and assigns. If there is more than one "Customer", their obligations hereunder are joint and several.

(d) THIS WRITTEN SECURITY AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, MAY BE MODIFIED ONLY BY A WRITTEN INSTRUMENT EXECUTED BY BOTH MLBFS AND CUSTOMER, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(e) THIS SECURITY AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF ILLINOIS. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS SECURITY AGREEMENT IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW: (I) CUSTOMER AGREES THAT THIS SECURITY AGREEMENT MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH ANY OF THE LOAN AGREEMENTS MAY BE ENFORCED, (II) CUSTOMER IRREVOCABLY SUBMITS ITSELF TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND (III) CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND THE CONVENIENCE OF ANY SUCH FORUM AND ANY AND ALL RIGHTS TO REMOVE SUCH ACTION FROM STATE TO FEDERAL COURT. CUSTOMER FURTHER AGREES THAT ANY CLAIM BY CUSTOMER AGAINST MLBFS HEREUNDER OR WITH RESPECT TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE BROUGHT AGAINST MLBFS ONLY IN AN ACTION OR PROCEEDING IN A FEDERAL OR STATE COURT IN THE COUNTY OF COOK AND STATE OF ILLINOIS, AND CUSTOMER WAIVES THE RIGHT TO BRING ANY SUCH ACTION OR PROCEEDING OR ASSERT ANY COUNTERCLAIM AGAINST MLBFS IN ANY OTHER JURISDICTION OR BEFORE ANY OTHER FORUM. CUSTOMER FURTHER WAIVES THE RIGHT TO BRING ANY NON-COMPULSORY COUNTERCLAIMS.

(f) CUSTOMER AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY WAY RELATED TO OR ARISING OUT OF THIS SECURITY AGREEMENT, ANY OF THE LOAN AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Dated as of the day and year first above written.

APPLIED MOLECULAR EVOLUTION, INC.


By:
   -----------------------------------------------------------------------------
            Signature (1)                    Signature (2)


--------------------------------------------------------------------------------
            Printed Name                     Printed Name


--------------------------------------------------------------------------------
            Title                            Title


ACCEPTED AT CHICAGO, ILLINOIS:

MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.


By:
   -------------------------------------------------

                                                 FR U-I
                                                 0MB No. 7100-0115

                                                 Approval expires April 30, 2005

                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

     Statement of Purpose for an Extension of Credit Secured by Margin Stock
                           (Federal Reserve Form U-1)

                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.
                                  Name of Bank

This report is required by law (15 U.S.C. 78g and 78w; 12 CFR 221).

The Federal Reserve may not conduct or sponsor, and an organization (or a person) is not required to respond to, a collection of information unless it displays a currently valid 0MB control number.

Public reporting burden for this collection of information is estimated to average 10 minutes per response, including the time to gather and maintain data in the required form and to review instructions and complete the information collection. Send comments regarding this burden estimated or any other aspect of this collection of information, including suggestions for reducing this burden to: Secretary, Board of Governors of the Federal Reserve System, 20th end C Streets, NW., Washington, DC 20551; and to the Office of Management and Budget, Paperwork Reduction Project (710.0-0011) Washington, DC 20503.

Instructions

1. This form must be completed when a bank extends credit in excess of $100,000 secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange;
(2) debt securities (bonds) that are convertible into margin stocks; (3) any over-the-counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of most mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U. S. government, agency, state or municipal obligations.

3.  Please print or type (if space is inadequate, attach separate sheet).

Part I To be completed by borrower(s)

1. What is the amount of the credit being extended? $15,000,000.00

2. Will any part of this credit be used to purchase or carry margin stock?
                                                                  Yes | | No |X|

If the answer is "no", describe the specific purpose of the credit: To provide working capital and/or for other lawful business purposes

I (We) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged or counterfeit.

Signed: APPLIED MOLECULAR EVOLUTION, INC.


----------------------------------            ----------------------------------
Borrower's signature     Date                 Borrower's signature     Date


----------------------------------            ----------------------------------
Print or type name                            Print or type name

                     This form should not be signed in blank

A BORROWER WHO FALSELY CERTIFIES THE PURPOSE OF A CREDIT ON THIS FORM OR OTHERWISE WILLFULLY OR INTENTIONALLY EVADES THE PROVISIONS OF REGULATION U WILL ALSO VIOLATE FEDERAL RESERVE REGULATION X, "BORROWERS OF SECURITIES CREDIT."

Part II To be completed by bank only if the purpose of the credit is to purchase or carry margin securities (Part 1(2) answered "yes")

1. List the margin stock securing this credit; do not include debt securities convertible into margin stock. The maximum loan value of margin stock is 50 per cent of its current market value under the current Supplement to Regulation U.

                                                                                 Date and source of
                                                               Market Price          valuation        Total market
 No. of shares                    Issue                         per share         (See note below)  value per issue
---------------------------------------------------------------------------------------------------------------------



2. List the debt securities convertible into margin stock securing this credit. The maximum loan value of such debt securities is 50 per cent of the current market value under the current Supplement to Regulation U.

                                                                                 Date and source of
   Principal                                                                         valuation        Total market
     Amount                       Issue                        Market Price       (See note below)  value per issue
---------------------------------------------------------------------------------------------------------------------



3. List other collateral including non-margin stock securing this credit.

                                                                                 Date and source of
                                                                                     valuation         Good faith
                       Describe briefly                        Market Price       (See note below)     loan value
---------------------------------------------------------------------------------------------------------------------



Note: Bank need not complete "Date and source or valuation" if the market value was obtained from regularly published information in journal of general circulation or an automated quotation system.

Part III To be signed by a bank officer in all instances.

I am a duly authorized representative of the bank and understand that this credit secured by margin stock may be subject to the credit restrictions of Regulation U. I have read this form and any attachments, and I have accepted the customer's statement in Part I in good faith as required by Regulation U*; and I certify that to the best of my knowledge and belief, all the information given is true, accurate, and complete. I also certify that if any securities that directly secure the credit are not or will not be registered in the name of the borrower or its nominee, I have or will cause to have examined the written consent of the registered owner to pledge such securities. I further certify that any securities that have been or will be physically delivered to the bank in connection with this credit have been or will be examined, that all validation procedures required by bank policy and the Securities Exchange Act of 1934 (section 17(f), as amended) have been or will be performed, and that I am satisfied to the best of my knowledge and belief that such securities are genuine and not stolen or forged and their faces have not been altered.

                                                            Signed:

------------------------------------    ----------------------------------------
   Date                                      Bank officer's signature


------------------------------------    ----------------------------------------
   Title                                     Print or type name


----------
*To accept the customer's statement in good faith, the officer of the bank must be alert to the circumstances surrounding the credit and, if in possession of any information that would cause a prudent person not to accept the statement without inquiry, must have investigated and be satisfied that the statement is truthful. Among the facts which would require such investigation are receipt of the statement through the mail or from a third party.

         THIS FORM MUST BE RETAINED BY THE LENDER FOR THREE YEARS AFTER
                          THE CREDIT IS EXTINGUISHED.

[LOGO] Merrill Lynch                                     SECRETARY'S CERTIFICATE

                      (Financial Asset Security Agreement)

THE UNDERSIGNED HEREBY CERTIFIES that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of APPLIED MOLECULAR EVOLUTION, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the _______ day of _______________, 2002 by the Board of Directors of said corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said corporation:

      "RESOLVED, that it is advisable and in the best interests of this Corporation that this Corporation grant to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") a security interest in one or more Merrill Lynch securities accounts, all successor security accounts, and all securities and other financial assets, investment property and other property now and hereafter therein or controlled thereby (collectively, the "Collateral") as collateral for its obligations to MLBFS; and

      "FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) grant to MLBFS a first and prior security interest in the Collateral and any other property of this Corporation; (b) execute and deliver to MLBFS; (i) all Financial Assets Security Agreements and all other agreements, instruments and documents now and hereafter required by MLBFS, and (ii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as conclusively evidenced by his signature thereon; and (c) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and all prior acts of said officers in these premises are hereby ratified and confirmed; and

      "FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

THE UNDERSIGNED FURTHER CERTIFIES that the foregoing resolutions have not been rescinded, modified or repealed in any manner and are in full force and effect as of the date of this Certificate, and that the following individuals are now the duly elected and acting officers of said corporation and THE SIGNATURES SET FORTH BELOW ARE THE TRUE SIGNATURES OF SAID OFFICERS:

         President:
                    ------------------------------------------------------------

         Vice President:
                         -------------------------------------------------------

         Secretary:
                    ------------------------------------------------------------

         Treasurer:
                    ------------------------------------------------------------

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this ________ day of _________________ 2002.

(Corporate Seal)

                 -----------------------------------------------
                                    Secretary

                 -----------------------------------------------
                                  Printed Name

                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

                                 RISK DISCLOSURE

CUSTOMER: APPLIED MOLECULAR EVOLUTION, INC.

GRANTOR/PLEDGOR: APPLIED MOLECULAR EVOLUTION, INC.

FACILITY AMOUNT: $15,000,000.00

IN RE:  TERM LOAN AGREEMENT DATED AS OF DECEMBER 23, 2002 between Merrill
        Lynch Business Financial Services Inc. ("MLBFS") and Customer and TERM LOAN AGREEMENT DATED AS OF DECEMBER 23, 2002 between MLBFS and Customer (the "Loan Agreements"), and any Loan Documents", as that term is defined in the Loan Agreements. Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

The undersigned acknowledges that MLBFS may extend credit to the Customer up to the aggregate amount of all outstanding balances of each Loan, as such term is defined in each of the Loan Agreements, upon the terms and conditions contained in the Loan Documents.

This facility has been extended on the basis of certain collateral, including securities, being pledged by the Customer or Pledgor to MLBFS as collateral. Pledged securities are held in one or more special brokerage securities account(s) at Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Account(s)").

The undersigned is aware of the risks involved in a credit facility of this nature, including, without limitation: (i) the risk that the undersigned can lose more funds than the undersigned may hereafter or heretofore deposit in the Account(s) in the event of adverse changes or fluctuations in the price or trading volume of any, some, or all of the securities included in the collateral; (ii) that following an Event of Default MLBFS can force the sale of securities in the Account(s) (for example, see paragraph 7 of the Financial Assets Security Agreement (the "FASA")); (iii) that following an Event of Default, MLBFS can sell the securities in the Account(s) without contacting any of the undersigned (for example, see paragraph 7 of the FASA); (iv) that none of the undersigned are entitled to choose which securities in the Account(s) are liquidated or sold (for example, see paragraph 7 of the FASA and (v) there may be adverse tax consequences if the securities of any or all of the undersigned are sold. For further information please visit www.sec.gov/investor/tools.shtml.

Customer/Grantor/Pledgor:
Name:  Applied Molecular Evolution, Inc.
Address: 3520 Dunhill St.
         San Diego, CA 92121

Date:_______________________________________

Signature:  ________________________________


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